Exhibit 99.1

NOVEMBER 2018 1

IMPORTANT INFORMATION Forward-Looking Statements This presentation contains forward-looking statements that are subject to risks and uncertainties. All statements other than statements of historical fact included in this presentation are forward-looking statements. You can identify forward-looking statements by the fact that they generally include words such as "anticipate," "estimate," "expect," "project," "plan,“ "intend," "believe," “outlook” and other words of similar meaning in connection with any discussion of the timing or nature of future operating or financial performance or other events but not all forward-looking statements contain these identifying words. These forward-looking statements are based on assumptions that the Company’s management has made in light of their industry experience and on their perceptions of historical trends, current conditions, expected future developments and other factors they believe are appropriate under the circumstances. As you consider this presentation, you should understand that these statements are not guarantees of performance or results. They involve risks, uncertainties (some of which are beyond the Company’s control) and assumptions. These risks, uncertainties and assumptions include, but are not limited to, the following: decreases in consumer spending due to declines in consumer confidence, local economic conditions or changes in consumer preferences and the Company’s ability to effectively: execute on its growth strategy; maintain and enhance its strong brand image; compete effectively; maintain good relationships with its key suppliers; and improve and expand its exclusive product offerings. The Company discusses the foregoing risks and other risks in greater detail under the heading “Risk factors” in the periodic reports filed by the Company with the Securities and Exchange Commission. Although the Company believes that these forward-looking statements are based on reasonable assumptions, you should be aware that many factors could affect the Company’s actual financial results and cause them to differ materially from those anticipated in the forward-looking statements. Because of these factors, the Company cautions that you should not place undue reliance on any of these forward-looking statements. New risks and uncertainties arise from time to time, and it is impossible for the Company to predict those events or how they may affect the Company. Further, any forward-looking statement speaks only as of the date on which it is made. Except as required by law, the Company does not intend to update or revise the forward-looking statements in this presentation after the date of this presentation. Industry and Market Information Statements in this presentation concerning our industry and the markets in which we operate, including our general expectations and competitive position, business opportunity and market size, growth and share, are based on information from independent industry organizations and other third-party sources, data from our internal research and management estimates. Management estimates are derived from publicly available information and the information and data referred to above, and are based on assumptions and calculations made by us based upon our interpretation of such information and data. The information and data referred to above are imprecise and may prove to be inaccurate because the information cannot always be verified with complete certainty due to the limitations on the availability and reliability of raw data, the voluntary nature of the data gathering process and other limitations and uncertainties. As a result, please be aware that the data and statistical information in this presentation may differ from information provided by our competitors or from information found in current or future studies conducted by market research institutes, consultancy firms or independent sources. Non-GAAP Financial Measures The Company presents Adjusted EBITDA because it is an important financial measure that its management, board of directors and lenders use to assess the Company’s operating performance. However, Adjusted EBITDA is a non-GAAP financial measure and should not be considered in isolation or as an alternative to net income or any other measure of financial performance calculated and presented in accordance with GAAP. The Company defines Adjusted EBITDA as earnings before interest, income tax, depreciation and amortization, or EBITDA, adjusted to exclude non-cash stock-based compensation, the non-cash accrual for future award redemptions, loss on disposal of assets, secondary offering costs, and store impairment charges. Since Adjusted EBITDA is a non-GAAP financial measure, it is susceptible to varying calculations and the Company’s Adjusted EBITDA may not be comparable to a similarly titled measure of other companies, including companies in its industry. See the Appendix to this presentation for a reconciliation of Adjusted EBITDA to Net Income, and the computation of the Company’s Consolidated Net Debt Leverage Ratio for the 12 months ended September 29, 2018 and September 30, 2017. 2

COMPELLING INVESTMENT STORY and expansion purchasing 3 •Proven ability to drive growth •Private brand penetration growth •Economies of scale in •Ability to leverage expenses •Leader and authority in the western and work industry •Genuine lifestyle retail brand •Extremely loyal customers seeking authenticity •Unique merchandise assortment •Healthy brick and mortar same store sales growth •Importance of quality and fit •Lifestyle experience across stores, e-commerce and events •Significant e-commerce penetration through 3 brands GROWTH AND PROFIT ENHANCEMENT OPPORTUNITIES NATIONAL LEADER IN ATTRACTIVE NICHE STRONG OMNI-CHANNEL BRAND PRESENCE

AGENDA BOOT BARN STORY STRATEGIC INITIATIVES DRIVE SAME STORE SALES GROWTH 1 CONTINUE OMNI-CHANNEL LEADERSHIP 2 BUILD OUT EXCLUSIVE BRAND PORTFOLIO 3 EXPAND OUR STORE BASE 4 APPENDIX 4

PERSPECTIVE ON AMERICA ~85% of U.S. 5 1Source: https://www.bloomberg.com/graphics/2018-us-land-use/ Miscellaneous 3% Cropland 21% Forest 28% Pasture/Range 35% Special Use 9% Urban 4%

AN AMERICAN LIFESTYLE Country music popularity continues to rise2 Highest selling vehicle1 Thousands of rodeos held in the U.S. Popular spectator sport 1 Business Insider 1/7/2017, “The 20 best-selling cars and trucks in America”; 2 Forbes.com, 10/31/16, “Country Music’s Popularity and Influence Continues to Rise” 6

ESTIMATED $20 BILLION INDUSTRY1 ATTRACTIVE DYNAMICS ~$20 BILLION MARKET OPPORTUNITY • Highly fragmented • Less fashion driven than traditional apparel Western Wear 40% Work Wear 60% • Work wear purchases are often non-discretionary 1Source: Mōd Advisors LLC July 3, 2014 7 DRIVERS OF WESTERN WEAR GROWTH  Country music  Western events  Ranching  Horse ownership  Agriculture DRIVERS OF WORK WEAR GROWTH  Blue collar employment  Oil & gas recovery  Construction spending  Commercial accounts  Work safety regulations

SALES DIVERSIFICATION PRODUCT MIX1 Footwear 53% Apparel 32% Hats, Accessories & Other 15% END USER1 Men 63% Women 24% Unisex 8% Kids 5% CHANNEL1 Stores 83% E-commerce 17% 1 Fiscal year ended March 31, 2018. 2As of March 31, 2018, western styles comprised approximately 70% of our sales, with work related and other styles making up the balance. 8 Work and Other: 30% of Sales2 Western: 70% of Sales2

EVERYDAY MERCHANDISE ASSORTMENT BELTS / BELT BUCKLES FLAME RESISTANT RUGGED FOOTWEAR • • Low fashion quotient minimizes markdown exposure Vast majority of our merchandise sales are at full price1 ¹Excludes sheplers.com sales. 9 WORK & OTHER WESTERN SHIRTS PANTS OUTERWEAR COWBOY HATS WESTERN SHIRTS DENIM BOOTS

STRONG HISTORY OF GROWTH NET SALES ($MM) CAGR ~24% $678 $619 $569 $346 1 FY13 FY14 FY15 FY16 FY17 FY18 OPERATING INCOME ($MM) $46 FY13 FY14 FY15 FY16 FY17 FY18 Note: Fiscal year ends March. FY13 includes 29 stores acquired from RCC with 7 month net sales of $35.5 million. FY14 includes 30 stores acquired from Baskins with 10 month net sales of $63.4 million. Sheplers was acquired June 29, 2015, the beginning of Q2 FY16. ¹Fiscal 2017 was a 53-week year. The fiscal 2017 reported results have been adjusted above to reflect management’s estimated 52-week results. 10 $35$38 $21 $30 $9 $403 $233

Q2 FISCAL 2019 RESULTS OPERATING INCOME ($MM) • Net sales increased 17.5% to $168.1 million. $18.5 • Same Store Sales growth of 11.3%. • Net income of $4.5 million, or $0.16 EPS (excluding $0.04 tax benefit), compared to $1.1 million, or $0.04 EPS last year. • Average inventory per store increased 2.6% compared to last year. Q2'18 YTD Q2'19 YTD • Net debt of $200 million, down $40M from the prior year. • Net debt leverage ratio of 2.6x compared to 3.9x last year. 1 The 130bp decline was due to a 70bp increase in Adj. EBITDA and 60bp decrease in net debt. 1See the Appendix to this presentation for the computation of the Company’s Consolidated Net Debt Leverage Ratio. 11 75% Growth YOY $10.6

STRATEGIC INITIATIVES DRIVE SAME STORE SALES GROWTH 1 CONTINUE OMNI-CHANNEL LEADERSHIP 2 BUILD OUT EXCLUSIVE BRAND PORTFOLIO 3 EXPAND OUR STORE BASE 4 12 12

1. UPGRADED OUR CREATIVE LOOK AND FEEL 13

1. DEVELOPED THREE DISTINCT CUSTOMER SEGMENTS I 14

1. WESTERN CREATIVE ADDRESSES CORE CUSTOMER DIRECT MAIL SOCIAL EMAIL IIIII boo\J>llm..oltlclol 1m booU>am_othoiot ...

1. WORK CREATIVE IS GEARED MORE MALE DIRECT MAIL EMAIL SOCIAL

1. WONDERWEST IS A DEVELOPING,GROWING SEGMENT EMAIL SOCIAL DIRECT MAIL 17

1. BUYING PORTION OF MEDIA ON A NATIONAL BASIS LOCAL RADIO DELIVERY (FY 2017) NATIONAL/LOCAL RADIO DELIVERY (CURRENT) 18

1. LEVERAGING BROAD REACH OF TV TO ATTRACT NEW CUSTOMERS ---- --- -----------=-=----' - - - =----------·------ --- 19

1. DRIVE SAME STORE SALES GROWTH 19.6% 17.8% 14.3% 12.1% 11.6% 11.3% -0.9% 1.2% -2.0% Q1Q2Q3Q4Q1 Q2Q3 '12'12 Q4Q1Q2 '12'13'13 Q3Q4Q1Q2Q3 '13'13'14'14'14 Q4Q1Q2Q3Q4 '14'15'15'15'15 Q1Q2Q3Q4Q1Q2Q3Q4Q1Q2Q3Q4Q1Q2 '16'16'16'16'17'17'17'17'18'18'18'18'19'19 '11 '11 '11'11'12 20 18.1% 16.2% 13.8%14.2%14.1% 7.7% 16.9% 10.7% 8.9% 8.2% 7.1%7.0% 5.6%5.2% 3.8% 1.8%1.8% 0.1%0.4%0.2% 7.5%7.7% 7.3% 7.2% 1.3% -

STRATEGIC INITIATIVES DRIVE SAME STORE SALES GROWTH 1 CONTINUE OMNI-CHANNEL LEADERSHIP 2 BUILD OUT EXCLUSIVE BRAND PORTFOLIO 3 EXPAND OUR STORE BASE 4 21 21

2. CONTINUE OMNI-CHANNEL LEADERSHIP ,,-I SHEPLERS •WI. STORIS• COrUNTRY OUTFirTIER ...... ------·--......_ BOOT BARN . BOO'I' IWUI' c-.--·....,.-·... ,.... -· ........ -·._ .,.,_ Q Discover tlte AEW COUNTRY OUTFITTER GO EXPLORING. I 0 IICflfCII,_ a Nw A ,·rivals • HeUer Sf!lecllo" • A" Hts•"er Way t o Shop a a -.._......_..., '--._.......'-... ...._... -•·•·• S•JIU•O •• •stntl Men•s Boots Women's Boots ..... . )til 1•1l'U•O • ., Women's Tops Oenl m Men•sShlrts MEN'S 22 ""' - EXTRA 20% OFFENTIRE SITE ON SALE M-e-n'·s l.u.«-h-ue Boots 0 0 a a a 0 ..,-.....-....c -c-.-,c.-.•--T•......,.-.._ .....f • .-... .....-........,.._........,.......... "=".':-:..-.-.-:...·...-...·....-.._-_--....·....·._..... •• ••

/ G western boots - Goog le X c i Secure I https://www.google.com/search?source=hp&ei=deZPWrycKKmSOgKSob-YAw&q=western+boots&oq= All Shopping Maps Images News More Settings Tools -. Shopping {Paid) About 3,040,000 results (0.99 seconds) PPC {Paid} --·-·-·-·-·-·-·-·-·-·-·-·-·-·-·-·-• .;·-·-·-·-·-·-·-' ,· Shop for western b... on Google • All Western Boots On Sale-Over 4,000 Boot Styles On Sale • I Sponsored \ I (MJ www.sheplers.com/WestemBoots Justin, Tony Lama, Ariat,Lucchese, Dan Post,& More. All Boots Ship Free Shop Our Huge Selection · Free Shipping ·24n Customer Service · Trusted Since 1899 Harness Boots ·Motorcycle Boots ·CasualCowboy Boots · Work Boots · Men's Roper Boots Cowgirl Boots & Western Boots I Free Shipping I Cavender's (MJ www.cavenders.com/ 4 7 ****1 rating for cavenders.com Shop Cavenders.com Today & Save! All Boots & Orders $50+ Ship Free. Tons of Clearance Items · EmailOnly Savings ·Free Shipping on $50 · Great Customer Service Types:Cowboy Boots,Cowboy Hats, Western Wear,Work Boots,Western Gifts,Jeans The Cartwright Justin Men's Distressed Light.. $173.03 Sheplers.com Free shipping The Earl $235.00 Tecovas Free shipping $225.00 Tecovas Free shipping Western Boots at Boot Barn - Fr ee Shipping On Cowboy Boots (MJ www.bootbarn.com/Cowboy 4. 5 ****1 rating for bootbarn.com The Largest Western Wear Retailer. 9 15345 Barranca Pkwy,Irvine,CA - (888) 440-2668 Laredo Stil wat er Cowboy Boots ---$129.95 Sheplers.com Justin Stampede Roper Cowboy._ _ S82.97 Boot Barn Free shipping The Duke Men's Cowboy Boots-Latest Styles, Large Selection (MJ www.countryoutfrtter.com/ • couNT.RY OUTFITTER $345.00 \ Includes Ariat,Boulet,Justin,Tony Lama,and more. All Boots Ship Freer Tecovas • ****1 (236) .''··--··--··--··--··--··--··-··--·-·-·-·-·-·-·-·-;·, Free shipping fng Beach R & R Westernwear QElVaquero • Tustin @D w " -. Silverado O r,w • Irvine • Huntington •• ® Beach Justin Men's A ll Star Chocola te... $100.98 Sheplers.com Free shipping IsabelMarant Oallin Leather... $348.00 Neiman Marcus 53% price drop Cabela's Men's Open Range... $149.99 Cabela's -Specialoffer ' Neort Boot Barn Beach Mission Viejo Lag.u.n.a Hills @ Map data 02016 Google @ - .· Sort by • Rating • Hours • ·-7--Mo·re-on·Go-og·le -·-·-·-·-·-·-· ' Organic Search {Free) Boot Barn 4.1 (31) SS ·Western ApparelStore ' ·B m-i··Lak-e F·ore-st.·CA-· (9·49-) 45·5-0-21·1 C2owboy boots,workwear & Western gifts I • 23 -·-·-·-·-·-·-·-nun i fl· n

PPC (Paid) Shopping (Paid) Organic Search (Free) Organic Search (Free) 24

2. INTEGRATING PHYSICAL AND DIGITAL COMMERCE HOME ONLINE OUTPOST Pick Up Online Orders Here SECURE PICK UP ·FREE SHIPPING · EASY RETURNS & EXCHANGES WHIP WE HAVE IT ROMISE . * Our IN STORE TABLET is an endless aisle of boots, jeans, shirts, hats more! * FREE ·2-DAY SHIPPING on all boot purchases* , ------:---JUST ONE CLICK AWAY ----'"Spec•alorders mty take longer anc sh•p di11m! 3y IYOepefld•ngononQan.at10nof produc:t Free standard; ng to a other orders s.h1pped Cl'lr«:tlyto ltl,e sf1)t al'ldOOordersabovtS7S tt11pped aoyou• home. 25 BUY ONLINE,PICK UP IN-STORE IN-STORE TABLET, SHIP TO

2. BUILDING OMNI-CHANNEL LEADERSHIP IN-STORE COMMERCIAL ONLINE DIRECT STORE POS EVENTS SHIP FROM DC SELL NEW SITES SPECIAL ORDER SHIP FROM VENDOR MOBILE ECOM WHIP COMMERCIAL ACCOUNTS INFORM SOCIAL CREDIT CARD CRM OUTPOST 26 TRANSACT FULFILL

STRATEGIC INITIATIVES DRIVE SAME STORE SALES GROWTH 1 CONTINUE OMNI-CHANNEL LEADERSHIP 2 BUILD OUT EXCLUSIVE BRAND PORTFOLIO 3 EXPAND OUR STORE BASE 4 27

3. BUILD OUT EXCLUSIVE BRAND PORTFOLIO 28

3. BUILD OUT EXCLUSIVE BRAND PORTFOLIO (% of sales) FY2012 FY2018 Q2'FY2018 Q2'FY2019 • Growth penetration of ~2.5% annually • Margin enhancement (900 - 1,000 bps) 1 Represents total company exclusive brand penetration. 29 EXCLUSIVE BRAND OPPORTUNITIES 13.5% 15.3% 12.9% 3% EXCLUSIVE BRAND SALES PENETRATION1

3. BUILD OUT EXCLUSIVE BRAND PORTFOLIO





EXCLUSIVE BRAND SALES PENETRATION[1]


(% of sales)
3%
13.5%
12.9%
15.3%
FY2012
FY2018
Q2'FY2018
Q2'FY2019

EXCLUSIVE BRAND OPPORTUNITIES

- Growth penetration of ~2.5% annually
- Margin enhancement (900 - 1,000 bps)

[1] Represents total company exclusive brand penetration.

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STRATEGIC INITIATIVES DRIVE SAME STORE SALES GROWTH 1 CONTINUE OMNI-CHANNEL LEADERSHIP 2 BUILD OUT EXCLUSIVE BRAND PORTFOLIO 3 EXPAND OUR STORE BASE 4 3377

4. EXPAND OUR STORE BASE HISTORICAL STORE BASE COMPELLING NEW STORE ECONOMICS FY 12 FY 13 FY 14 FY 15 FY 16 FY 17 FY 18 Today 38 17.5% CAGR 208219226 232 152169 117 86 GOALS Store Size (sq. ft.)10,000 Year 1 Net Sales$1.7mm Net Cash Investment$0.8mm Cash on Cash Return (Yr. 1)~30% Payback Period~3 Years New stores/Tuck-ins FY12 – Q2’FY1985

4. STORE FOOTPRINT CONTINUES TO BUILD E-COMMERCE1 STORES More FY12 • 86 stores • 8 states TODAY • 232 stores • 31 states Less 39 1Represents e-commerce sales dollars by state for the fiscal year ended March 31, 2018.

4. ACCELERATE STORE OPENINGS WITH TUCK-INS WESTERN WEAR CHAINS (ESTIMATED STORE COUNT)1 232 National twice new store target Regional (Mostly Texas) • Acquired 9/11/2017 North & South Carolina Arizona Independent retailers 1 Store count as of November 8, 2018. 40 Tu ck-In Acquisitions: Average unit volume more than Woods Boots •4 stores in West Texas Lone Star •3 stores in Central Texas •Acquired 4/24/2018 Drysdales •2 stores in Tulsa, Oklahoma •Acquired 7/3/2018 > 2.5x as many 79stores as closest competitor 9 4 Thousands

4. BOOT BARN IS NOW INDUSTRY LEADING PLAYER RANK OF U.S. WESTERN RETAILERS AUGUST 2012 AUGUST 2013 AUGUST 2014 TODAY 1 3 41

4. ICONIC STORE DESIGN 42

4. AUTHORITY ON BOOTS 43

4. STRONG WORK BOOT SELECTION 44

4. BROAD AND DEEP DENIM ASSORTMENT 45

4. ENGAGING IN-STORE MERCHANDISING 46

INVESTMENT HIGHLIGHTS Genuine lifestyle retail brand Clear national leader in a large and fragmented market niche Significant new store growth opportunity Great omni-channel brand with three leading e-commerce sites Proven ability to drive same store sales growth Strong portfolio of exclusive brands Loyal customer base Experienced management team and passionate organization 47

APPENDIX 48

NET DEBT LEVERAGE RATIO RECONCILIATION (a) Represents non-cash compensation expenses related to stock options, restricted stock awards and restricted stock units granted to certain of our employees and directors. (b) Represents the non-cash accrual for future award redemptions in connection with our customer loyalty program. (c) Represents loss on disposal of assets from store closures. (d) Represents store impairment charges recorded in order to reduce the carrying amount of the assets to their estimated fair values. (e) Represents professional fees and expenses incurred in connection with the January 2018 and May 2018 secondary offerings. (f) Adjustments to Boot Barn's Adjusted EBITDA as provided in the 2015 Golub Term Loan and June 2015 Wells Fargo Revolver include pre-opening costs, franchise and state taxes, and other miscellaneous adjustments. (g) The consolidated net debt leverage ratio is calculated by dividing net consolidated total indebtedness by consolidated EBITDA per the loan agreements. 49